

HOULIHAN LOKEY
华利安

Garden项目讨论材料

初稿仅供讨论

2013年8月29日

兼并收购
估值及公允性意见
资本市场融资
财务重整

HL.com/CN

保密

免责声明

This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the "Materials"), are provided solely for the information of the Special Committee of the Board of Directors (the "Committee") of Yongye International, Inc. ("Yongye" or the "Company") by Houlihan Lokey Capital, Inc. ("Houlihan Lokey") in connection with the Committee's consideration of a potential transaction (the "Transaction") involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the Materials.

The Materials are for discussion purposes only and may not be relied upon by any person or entity for any purpose except as expressly permitted by Houlihan Lokey's engagement letter. The Materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and neither the Committee, the Company nor Houlihan Lokey takes any responsibility for the use of the Materials by persons other than the Committee. The Materials are provided on a confidential basis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey's express prior written consent.

Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all Materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the Company plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such information for any purpose without Houlihan Lokey's prior written consent. Houlihan Lokey is not an expert on, and nothing contained in the Materials should be construed as advice with regard to, legal, accounting, regulatory, insurance, tax or other specialist matters. Houlihan Lokey's role in reviewing any information is limited solely to performing such a review as it shall deem necessary to support its own advice and analysis and shall not be on behalf of the Committee. Any statement contained in the Materials as to tax matters was neither written nor intended by Houlihan Lokey or any of its affiliates to be used, and cannot be used by any taxpayer, for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then such statement is being delivered to support the promotion or marketing of the transaction or matter addressed and such person should seek advice based on its particular circumstances from an independent tax advisor.

The Materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the Materials. Although subsequent developments may affect the contents of the Materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the Materials, except as expressly contemplated by Houlihan Lokey's engagement letter. The Materials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The Materials do not address the underlying business decision of the Company or any other party to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party. The Materials do not constitute any opinion, nor do the Materials constitute a recommendation to the Committee, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Transaction or otherwise or whether to buy or sell any assets or securities of any company. Houlihan Lokey's only opinion is the opinion, if any, that is actually delivered to the Committee. This presentation has been prepared based on limited information and thus is preliminary in nature and Houlihan Lokey reserves the right to modify this presentation as it may see fit. The Materials may not reflect information known to other professionals in other business areas of Houlihan Lokey and its affiliates.

The analyses contained in the Materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The Materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the Materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The Materials do not constitute a valuation opinion or credit rating. In preparing the Materials, Houlihan Lokey has not conducted any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law.

All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses) reflected in the Materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates contained in the Materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose.

Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents.

The Materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The Materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey's affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, one or more parties that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory services to clients. Houlihan Lokey's personnel may make statements or provide advice that is contrary to information contained in the Materials. Houlihan Lokey's or its affiliates' proprietary interests may conflict with the Company's interests. Houlihan Lokey may have advised, may seek to advise and may in the future advise companies mentioned in the Materials.

For your convenience only we have provided a Chinese translation of the Materials. In the event of any inconsistency between the English and Chinese versions, the English version shall be controlling.

交易估值概览

交易概览

(数额及股数以百万为单位，每股价格除外)

证券类型	总股数[1]	每股交易价格	
普通股	50.7	$6.60	
交易价值			
隐含交易股权交易			$334.5
调整：			
总债务[2]			101.8
优先股[3]			57.2
少数股权[2]			25.9
金融衍生品（权证价值）[2]			0.0
现金[4]			(47.0)
隐含企业价值			472.4

隐含交易倍数	
营业额[5]	**隐含交易倍数**
过去12个月截至06/30/2013	0.86x
2013年预测	0.81x
2014年预测	0.65x
调整后EBITDA[5]	
过去12个月截至06/30/2013	2.6x
2013年预测	3.1x
2014年预测	2.5x
调整后净利润[5]	
过去12个月截至06/30/2013	2.7x
2013年预测	3.2x
2014年预测	2.7x
市净率[5]	
过去12个月截至6/30/2013	0.63x

注:
1. 基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数
2. 债务、少数股权、金融衍生品和现金基于2013年8月9日公布的截至2013年6月30日的季报
3. 根据买方集团信息，优先股的赎回价值约为5,720万美元，其中包括了预计的累计优先股股息
4.根据永业公司管理层的预测，现金总额不包括因公司季节性的商业模式而用于支持短期公司运营和资本支出的现金
5. 过去12个月营业额、EBITDA、净利润及净账面价值基于公司2013年8月9日公布的截至2013年6月30日的季报；预测基于公司管理层
6. 私有化交易宣布日
7. 股价基于CapitalIQ
8. 私有化宣布之前的52周

基于股票历史交易价格的隐含溢价

交易宣布日 10/15/2012[6]	收盘股价[7]	交易报价较交易日平均价格溢价
目前股价 (8/28/2013)	$5.98	10.4%
交易宣布1天前	$4.79	37.8%
5日平均价格	$4.76	38.7%
10日平均价格	$4.69	40.7%
1个月平均价格	$4.57	44.5%
3个月平均价格	$4.00	65.0%
6个月平均价格	$3.56	85.3%
1年平均价格	$3.83	72.4%
52周最高价（01/10/2013）[8]	$5.90	11.9%
52周最低价（05/21/2012）[8]	$2.60	153.8%
转板价格（9/3/2009）	$7.50	-12.0%

股票历史交易价格

股票价格及交易量历史变化



收盘价（美元）
日交易量（百万股）
MSPEA优先股转换价格[1] $8.66
转板至纳斯达克价格：$7.50
报价：$6.60
目前股价：$5.98
4/21/2008：通过反向收购Golden Tan, Inc在OTCBB上市
12/17/2009：永业以每股7.50的价格转板纳斯达克
8/3/2010：永业农丰生物科技有限责任公司同意以3,290万美元收购生命素牌产品的分销网络
6/9/2011：永业向摩根士丹利旗下亚洲私募基金定向增发5,681,818股可赎回A系列可转换优先股，总价值约5,000万美元
10/15/2013：宣布永业国际董事会收到私有化要约
3/18/2013：纳斯达克叫停了永业国际的股票交易
3/12/2010：永业农丰生物科技有限责任公司与武川顺通腐植酸贸易有限公司签署意向书，准备以大约2.4亿人民币收购顺通位于内蒙古一个待开发褐煤资源项目
3/23/2012：永业推出2种新农作物营养产品，种宝生和强根宝
6/17/2013：永业国际股票复牌，恢复交易
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
4/21/08
7/21/08
10/21/08
1/21/09
4/21/09
7/21/09
10/21/09
1/21/10
4/21/10
7/21/10
10/21/10
1/21/11
4/21/11
7/21/11
10/21/11
1/21/12
4/21/12
7/21/12
10/21/12
1/21/13
4/21/13
8/28/13
日交易量
收盘价

股价及交易量统计数据

52周最高(8/19/2013)	$6.34	上周平均日交易量	174,660
52周最低(8/29/2012)	$4.00	上月平均日交易量	335,140
历史最高价(10/14/2009)	$12.00	三个月平均日交易量	418,360
历史最低价(2/12/2009)	$0.65	六个月平均日交易量	396,030

来源：Capital IQ

注：

1. *MSPEA优先股最初的转股价格为每股8.80美元；根据公司管理层提供的信息，由于公司没有满足一些特定的净利润指标，该转股价格降至每股8.66美元*

相对股价表现

自公司转板纳斯达克以来的股价表现


170.0%
150.0%
130.0%
110.0%
90.0%
70.0%
50.0%
30.0%
股价相对表现
9/3/09
12/2/09
3/2/10
5/31/10
8/29/10
11/27/10
2/25/11
5/26/11
8/24/11
11/22/11
2/20/12
5/20/12
8/18/12
11/16/12
2/14/13
5/15/13
8/28/13
标普500指数: +63.0%
永业国际: - 13.3%
新兴市场可比公司: -38.4%
中国上市可比公司: -43.7%
标普500指数
永业国际
中国上市可比公司
新兴市场可比公司

来源：Capital IQ
注：
1.可比中国上市公司包括云南云天化股份有限公司、中化化肥控股有限公司、南京红太阳股份有限公司、安徽六国化工股份有限公司、柳州化工股份有限公司、重庆建峰化工股份有限公司、安徽省司尔特肥业股份有限公司、玖源生態農業科技(集團)有限公司、史丹利化肥股份有限公司、中国米高集团、广西河池化工股份有限公司、中国绿色农业公司

2. 可比新兴市场公司包括Agritech Limited (KASE:AGL), Coromandel International Limited (BSE:506395), Fauji Fertilizer Bin Qasim Limited (KASE:FFBL), Fertilizantes Heringer S/A (BOVESPA:FHER3), Gubre Fabrikalari Turk Anonim Sirketi (IBSE:GUBRF), Gujarat State Fertilizers & Chemicals Ltd. (BSE:500690), Joint Stock Company Dorogobuzh (MICEX:DGBZ), Madras Fertilizers Ltd. (NSEI:MADRASFERT), Mangalore Chemicals & Fertilizers Limited (BSE:530011), National Fertilizers Ltd. (BSE:523630), OJSC PhosAgro (LSE:PHOR), Rashtriya Chemicals And Fertilizers Limited (BSE:524230) and Sinon Corporation (TSEC:1712)

初步估值分析[1]

隐含每股价值区间


每股价格
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$10.24
$5.92
$8.78
$5.33
$11.32
$4.84
约$12.00
约$6.00
可比公司分析
可比公司分析
可比交易分析
折现现金流分析

可比公司分析	可比公司分析	可比交易分析	折现现金流分析
0.80x - 1.20x 截至6/30/2013的 过去12个月 营业收入	0.70x - 1.00x 截至12/31/2013的 下一财年 营业收入	0.70x - 1.30x 截至6/30/2013的 过去12个月 营业收入	

** 目前折现现金流分析的估值区间是利用2013年8月28日最新的资产负债表进行的初步估计。为了进一步完善估值区间，华利安需要公司管理层提供更完善和准确的资产负债表/运营资本的数据。*

来源：预测数字来自永业管理层
注：
对各种估值方法分配相同权重
1. 基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数
2. 债务和少数股东权益金额基于截至2013年6月30日的季报数字；根据永业公司管理层的预测，现金总额不包括因公司季节性的商业模式而用于支持短期公司运营和资本支出的现金；根据买方集团，优先股的赎回价值约为5,720万美元，其中包括了预计的累计优先股股息
过去12个月指从2012年6月30日到2013年6月30日之内的12个月（2013年6月30日为最新公布的财务信息的截止日）
下一财年指2013财年，其财务信息尚未公布

现金结余分析

- 公司业务及运营的季节性十分明显；第二、三季度的营业收入通常占到全年营业收入的70%-80%
- 公司的应收账款的回款期通常较长
  - 公司2011财年与2012财年的应收账款周转天数分别为150和240余天
- 2013年第二季度，公司的现金结余达到2.55亿美元的历史最高点，然而：
  - 与历史时期相同，为了囤积额外存货，公司预计运营支出将在2013年第三与第四季度会有所上升
  - 为建设新的制造工厂，公司也预计2013年下半年将产生额外4千万的资本支出
  - 管理层预测现金结余将在2013年第四季度末达到4,700万美元
  - 管理层认为目前现金结余中超过4,700万美元的部分为保证公司正常运营所需运营费用及资本支出的现金需求

现金结余（2009第二季度至2013年第四季度）


2013第二季度的现金结余为2.55亿美元
8/28/2013 预期账面现金结余约8,000万美元
现金结余（百万美元）
300.0
250.0
200.0
150.0
100.0
50.0
0
5
4
66
51
38
25
42
45
75
80
81
142
82
18
45
184
240
80
47
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2E
13Q3P
13Q4P
历史数据
管理层预测

来源：公司披露信息，管理层预测

历史及预测财务数据[1]

（单位：百万美元）

	12月31日截止的财年				截至2013年6月30日的过去12个月	12月31日截止的财年					12A-17P CAGR[2]
	2009	2010	2011	2012		2013E	2014E	2015E	2016E	2017E	
营业收入	$98.1	$214.1	$390.4	$443.0	$547.6	$582.8	$730.8	$882.1	$1,057.0	$1,277.7	23.6%
营业收入增长率%	*104.0%*	*118.3%*	*82.3%*	*13.5%*		*31.6%*	*25.4%*	*20.7%*	*19.8%*	*20.9%*	
销货成本	(46.0)	(94.8)	(162.1)	(180.6)	(218.3)	(242.4)	(310.6)	(381.1)	(464.0)	(568.6)	
毛利	$52.1	$119.3	$228.3	$262.4	$329.3	$340.4	$420.2	$501.0	$593.0	$709.1	
毛利率%	*53.1%*	*55.7%*	*58.5%*	*59.2%*	*60.1%*	*58.4%*	*57.5%*	*56.8%*	*56.1%*	*55.5%*	
销售及管理费用	(19.0)	(54.6)	(109.6)	(118.2)	(146.7)	(181.0)	(227.1)	(284.2)	(354.7)	(445.2)	
研发费用	(1.7)	(4.9)	(13.1)	(16.6)	(20.0)	(19.5)	(23.4)	(28.1)	(33.7)	(40.4)	
折旧及摊销费用	0.6	3.7	8.6	15.7	18.3	14.0	16.6	19.1	19.4	19.4	
商誉减值	0.0	0.0	0.0	(10.8)	(10.8)	0.0	0.0	0.0	0.0	0.0	
财务调整	0.0	0.0	0.0	4.4	10.8	0.0	0.0	0.0	0.0	0.0	
调整后EBITDA	$32.0	$63.5	$114.2	$137.0	$180.8	$153.9	$186.3	$207.9	$224.0	$242.9	12.1%
EBITDA利润率%	*32.6%*	*29.7%*	*29.2%*	*30.9%*	*33.0%*	*26.4%*	*25.5%*	*23.6%*	*21.2%*	*19.0%*	
折旧及摊销	(0.6)	(3.7)	(8.6)	(15.7)	(18.3)	(14.0)	(16.6)	(19.1)	(19.4)	(19.4)	
调整后EBIT	$31.4	$59.8	$105.6	$121.3	$162.5	$139.9	$169.7	$188.7	$204.6	$223.5	13.0%
EBIT 利润率%	*32.0%*	*27.9%*	*27.0%*	*27.4%*	*29.7%*	*24.0%*	*23.2%*	*21.4%*	*19.4%*	*17.5%*	
财务调整明细											
商誉减值	-	-	-	(10.8)	(10.8)	-	-	-	-	-	
坏账准备金冲减	-	-	-	6.3	-	-	-	-	-	-	
财务调整总值	-	-	-	4.4	10.8	-	-	-	-	-	

来源：公司财务报表、Capital IQ、公司管理层预测财务数据
注：
1. *如无特别注明，所有的数字均为GAAP财务报告的指标*
2. *CAGR指的是年复合增长率*

可比公司交易数据分析 – 可比中国农化工企业

（数额及股数以百万为单位，每股价格除外）

可比公司	交易所	股价 8/28/2013 ($)	目前市值[1]（百万美元）	企业价值[2]（百万美元）	企业价值比营业收入倍数 LTM (x)	NFY (x)	NFY+1 (x)	企业价值比EBITDA倍数 LTM (x)	NFY (x)	NFY+1 (x)	市盈率 LTM (x)	NFY (x)	NFY+1 (x)	市净率
中国农化工可比公司														
云南云天化股份有限公司	上交所	$1.53	$1,059.6	$3,910.7	2.47x	0.70x	0.45x	20.2x	8.2x	6.1x	NMF	11.2x	7.4x	1.65x
南京红太阳股份有限公司	深交所	3.01	1,524.9	2,014.1	1.71x	1.37x	1.28x	16.2x	13.1x	16.9x	34.0x	17.8x	16.6x	3.27x
中化化肥控股有限公司	港交所	0.15	1,077.9	1,781.0	0.28x	0.25x	0.24x	8.1x	7.0x	6.5x	9.9x	6.7x	5.8x	0.53x
安徽六国化工股份有限公司	深交所	1.06	553.1	896.6	0.98x	0.80x	0.70x	21.6x	NA	NA	NMF	31.9x	26.0x	1.95x
史丹利化肥股份有限公司	上交所	4.71	1,034.2	880.0	1.02x	0.82x	0.63x	7.1x	10.3x	8.5x	18.6x	16.2x	13.0x	2.90x
重庆建峰化工股份有限公司	上交所	0.66	395.3	701.6	1.23x	1.12x	1.05x	10.7x	12.7x	12.5x	27.8x	8.4x	8.2x	1.07x
玖源生态农业科技（集团）有限公司	港交所	0.01	65.9	567.0	2.76x	NA	NA	18.4x	NA	NA	8.7x	NA	NA	0.54x
安徽司尔特肥业股份有限公司	深交所	1.55	459.0	488.2	1.50x	1.11x	0.80x	13.0x	7.3x	5.8x	20.8x	11.5x	8.3x	1.96x
柳州化工股份有限公司	深交所	0.70	279.9	329.7	0.79x	0.66x	0.60x	5.4x	NA	NA	NMF	31.3x	24.2x	1.29x
广西河池化工股份有限公司	深交所	0.77	226.3	246.8	1.82x	NA	NA	23.2x	NA	NA	NMF	NA	NA	2.37x
中国禾高集团	多伦多交易所	1.10	57.5	147.7	0.52x	0.60x	0.45x	NMF	NMF	8.3x	NMF	NMF	10.5x	0.20x
中国绿色农业公司	纽交所	3.29	91.9	31.3	0.15x	NA	NA	0.5x	NA	NA	2.2x	NA	NA	0.37x
平均数			$568.8	$999.5	1.27x	0.83x	0.69x	13.1x	9.8x	9.2x	17.4x	16.9x	13.3x	1.51x
中位数			$427.1	$634.3	1.12x	0.80x	0.63x	13.0x	9.3x	8.3x	18.6x	13.9x	10.5x	1.47x
永业国际(目前股价)	纳斯达克	$5.98	$303.1	$441.0	0.81x	0.76x	0.60x	2.4x	2.9x	2.4x	2.5x	2.9x	2.4x	0.57x
永业国际(交易报价)	纳斯达克	$6.60	$334.5	$472.4	0.86x	0.81x	0.65x	2.6x	3.1x	2.5x	2.7x	3.2x	2.7x	0.63x

来源: Capital IQ、公司财务报告和券商报告
注:
1.股本市场价值 = 股价（在外流通的普通股股数+根据库存股份法计算的期权和认股权证）*
2.企业价值 = 股本市场价值 + 债务 + 优先股 + 负债类衍生品 + 少数股东权益 - 现金及短期投资
过去12个月指从2012年6月30日到2013年6月30日之内的12个月（2013年6月30日为最新公布的财务信息的截止日）
NA表示数据不详
NMF指数据无意义
此可比公司交易分析中所涉及的公司没有一家和永业的情况完全相符
以2013年8月28日的汇率转换为美元
基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数

可比公司交易数据分析 – 可比新兴市场农化工企业

（数额及股数以百万为单位，每股价格除外）

可比公司	交易所	股价 8/28/2013 ($)	目前市值[1]（百万美元）	企业价值[2]（百万美元）	企业价值比营业收入倍数 LTM (x)	企业价值比营业收入倍数 NFY (x)	企业价值比营业收入倍数 NFY+1 (x)	企业价值比EBITDA倍数 LTM (x)	企业价值比EBITDA倍数 NFY (x)	企业价值比EBITDA倍数 NFY+1 (x)	市盈率 LTM (x)	市盈率 NFY (x)	市盈率 NFY+1 (x)	市净率
新兴市场国家农化工可比公司														
OJSC PhosAgro	伦敦证交所	$9.20	$3,574.2	$4,651.7	1.42x	1.44x	1.43x	4.9x	5.5x	5.7x	7.5x	7.8x	8.3x	2.16x
Coromandel International Ltd.	孟买证交所	2.77	784.9	1,173.8	0.90x	0.77x	0.68x	12.1x	8.5x	7.1x	15.9x	10.5x	8.2x	3.16x
National Fertilizers Ltd.	孟买证交所	0.28	135.4	831.2	0.89x	NA	NA	NMF	NA	NA	NMF	NA	NA	0.59x
Gubre Fabrikalari Turk Anonim Sirketi	IBSE	5.93	500.9	716.5	0.66x	0.59x	0.59x	2.6x	NA	NA	6.7x	NA	NA	2.13x
Fertilizantes Heringer S/A	巴西BOVESPA	3.47	168.1	545.0	0.24x	0.23x	0.19x	5.3x	4.9x	4.2x	NMF	4.1x	4.1x	1.02x
Joint Stock Company Dorogobuzh	俄罗斯MICEX	0.47	337.8	500.0	1.06x	NA	NA	3.4x	NA	NA	2.5x	NA	NA	0.45x
Fauji Fertilizer Bin Qasim Ltd.	哈萨克斯坦证交所	0.38	351.4	460.5	0.84x	0.90x	0.89x	4.5x	NA	NA	6.5x	NA	NA	2.97x
Gujarat State Fertilizers & Chemicals Ltd.	孟买证交所	0.65	259.9	454.9	0.53x	0.47x	0.45x	5.0x	3.7x	3.2x	4.9x	4.0x	3.3x	0.45x
Rashtriya Chemicals And Fertilizers Ltd.	孟买证交所	0.40	218.4	449.7	0.45x	0.44x	0.39x	5.1x	5.8x	4.9x	5.5x	5.4x	4.7x	0.64x
Sinon Corporation	台湾证交所	0.48	160.9	284.8	0.58x	NA	NA	8.8x	NA	NA	13.3x	13.7x	11.8x	1.01x
Agritech Ltd.	哈萨克斯坦证交所	0.11	42.4	276.3	NMF	NA	NA	NMF	NA	NA	NMF	NA	NA	0.66x
Mangalore Chemicals & Fertilizers Ltd.	孟买证交所	0.69	81.6	255.6	0.63x	NA	NA	9.4x	NA	NA	7.9x	NA	NA	0.96x
Madras Fertilizers Ltd.	印度NSEI	0.17	27.6	71.3	0.19x	NA	NA	1.8x	NA	NA	1.6x	NA	NA	NMF
平均数			$511.0	$820.9	0.70x	0.69x	0.66x	5.7x	5.7x	5.0x	7.2x	7.6x	6.7x	1.35x
中位数			$218.4	$460.5	0.64x	0.59x	0.59x	5.0x	5.5x	4.9x	6.6x	6.6x	6.4x	0.98x
永业国际（目前股价）	NasdaqGS	$5.98	$303.1	$441.0	0.81x	0.76x	0.60x	2.4x	2.9x	2.4x	2.5x	2.9x	2.4x	0.57x
永业国际（交易报价）	NasdaqGS	$6.60	$334.5	$472.4	0.86x	0.81x	0.65x	2.6x	3.1x	2.5x	2.7x	3.2x	2.7x	0.63x

来源: Capital IQ、公司财务报告和券商报告

注:

1.股本市场价值 = 股价*（在外流通的普通股股数+根据库存股份法计算的期权和认股权证）

2.企业价值 = 股本市场价值+ 债务+优先股+ 负债类衍生品+ 少数股东权益 - 现金及短期投资

过去12个月指从2012年6月30日到2013年6月30日之内的12个月（2013年6月30日为最新公布的财务信息的截止日）

NA表示数据不详

NMF指数据无意义

此可比公司交易分析中所涉及的公司没有一家和永业的情况完全相符

以2013年8月28日的汇率转换为美元

基于2013年8月9日季报公布的截至2013年6月30日的5,069万股的总股数

可比中国农化工行业交易

(除股价外，单位均为百万美元)

宣布日期	目标公司	收购方	标的公司国家	收购百分比	隐含企业价值（百万美元）	收入（百万美元）	EBITDA（百万美元）	隐含企业价值/营业收入	隐含企业价值/EBITDA	EBITDA利润率%	隐含股权价值/净利润	隐含股权价值/账面价值
控股权改变的交易												
01/08/2013	汉枫常绿有限公司	于鹏铎（汉枫常绿首席执行官）	中国	80%	$79.1	$240.3	($20.0)	0.33x	NM	NM	NM	0.70x
01/08/2013	柳州市柳化复混肥料厂	柳州化工股份有限公司	中国	99%	3.3	NA	NA	NA	NA	NA	NM	1.21x
11/26/2012	云南丰喜化工有限责任公司	云南省富源县某煤矿公司	中国	100%	1.3	NA	NA	NA	NA	NA	NA	NA
07/04/2012	贵州天福化工有限公司	贵州产业投资（集团）有限公司	中国	NA	157.8	NA	NA	NA	NA	NA	NM	1.03x
06/26/2012	河南大通股份有限公司	中国金石投资股份有限公司	中国	100%	10.8	NA	NA	NA	NA	NA	NA	NA
04/30/2012	宜兴国豪生物环保有限公司	威兴国际环保有限公司	中国	NA	NA	NA	NA	NA	NA	NA	NA	NA
01/09/2012	云南寻甸龙蟒磷化工有限责任公司	中国化肥集团	中国	100%	212.5	NA	NA	NA	NA	NA	NA	6.27x
12/22/2011	北京世纪万业源生物工程技术有限公司	不详	中国	65%	10.0	1.9	NA	5.30x	NA	NA	NA	NA
12/05/2011	江西贵溪化肥有限责任公司	安徽六国化工股份有限公司	中国	51%	14.5	NA	NA	NA	NA	NA	NA	NA
10/10/2011	广西河池化工股份有限公司	广西华兴美涂工艺厂	中国	100%	NA	NA	NA	NA	NA	NA	NA	NA
05/06/2011	岳阳宏润肥业有限公司	广州市益煕装饰工程有限公司	中国	100%	0.9	NA	NA	NA	NA	NA	NA	NA
04/28/2011	山东华阳科技股份有限公司	山东金鼎矿业有限公司，山东东平宏达矿业有限公司等	中国	100%	NA	83.3	6.8	NA	NA	8.2%	NA	NA
03/30/2011	山东大成农药股份有限公司	山东华联矿业控股股份有限公司	中国	100%	NA	120.1	8.7	NA	NA	7.2%	NA	NA
				中位数		$101.7	$6.8	2.81x	NA	7.7%	NA	1.12x
				平均数		111.4	(1.5)	2.81x	NA	7.7%	NA	2.30x
其他交易												
07/31/2013	博远集团	雅戈尔投资有限公司	中国	29%	$317.2	NA	NA	NA	NA	NA	NA	NA
05/31/2013	国投新疆罗布泊钾盐有限责任公司	新疆冠农果茸集团股份有限公司	中国	NA	NA	726.5	NA	NA	NA	NA	12.7x	7.99x
01/04/2013	北海国发海洋生物产业股份有限公司	国海证券	中国	5%	NA	$87.1	($4.8)	NA	NA	NM	NA	NA
07/19/2012	安徽华星化工股份有限公司	上海华信石油集团有限公司	中国	NA	NA	146.8	1.4	NA	NA	1.0%	NA	NA
07/16/2012	山东华阳科技股份有限公司	山西晋阳投资有限公司	中国	12%	$196.5	$95.3	$4.5	2.06x	43.5x	4.7%	NM	5.10x
06/05/2012	云南三环中化化肥有限公司	云南云天化股份有限公司	中国	NA	166.9	NA	NA	NA	NA	NA	NA	NA
05/18/2012	宜都兴发化工有限公司	湖北兴发化工集团股份有限公司	中国	49%	$86.6	NA	NA	NA	NA	NA	NA	NA
05/08/2012	河北万全宏宇化工有限责任公司	颐泰嘉和	中国	49%	41.6	58.9	NA	0.71x	NA	NA	6.3x	NA
04/18/2012	山东金正大生态工程股份有限公司	凯石中欧投资管理有限公司	中国	11%	$1,170.9	$1,304.4	$108.0	0.90x	10.8x	8.3%	15.9x	2.46x
02/21/2012	江苏扬农化工集团有限公司	中化国际（控股）股份有限公司	中国	36%	730.1	NA	NA	NA	NA	NA	NA	NA
02/08/2012	河北威远生物化工股份有限公司	石家庄新奥投资有限公司	中国	NA	NA	$289.6	$23.9	NA	NA	8.3%	NA	NA
11/27/2011	中国心连心化肥有限公司	春华资本集团	中国	NA	NA	568.2	71.9	NA	NA	12.7%	NA	NA
11/09/2011	陕西兴化化学股份有限公司	陕西延长石油化建股份有限公司	中国	NA	NA	$204.8	$44.9	NA	NA	21.9%	NA	NA
09/09/2011	山东鲁西化工股份有限公司	鼎晖投资	中国	NA	NA	1,468.4	184.1	NA	NA	12.5%	NA	NA
05/29/2011	永业国际	摩根士丹利旗下亚洲私募股权基金	中国	NA	NA	$239.4	$70.4	NA	NA	29.4%	NA	NA
05/09/2011	达州玖源化工有限公司	国际金融公司	中国	NA	NA	NA	NA	NA	NA	NA	NA	NA
03/21/2011	云南天腾化工有限公司	云南云天化股份有限公司	中国	11%	$5.8	NA	NA	NA	NA	NA	NA	NA
02/08/2011	山东华阳科技股份有限公司	淄博宏达矿业有限公司	中国	20%	252.0	77.3	6.7	3.26x	37.7x	8.6%	NM	5.69x
				中位数		$222.1	$34.4	1.48x	37.7x	8.6%	12.7x	5.39x
				平均数		438.9	51.1	1.73x	30.7x	11.9%	11.7x	5.31x
				全部交易								
				中位数		$175.8	$8.7	1.48x	37.7x	8.3%	12.7x	3.78x
				平均数		357.0	39.0	2.09x	30.7x	11.2%	11.7x	3.81x
				最高值		1,468.4	184.1	5.30x	43.5x	29.4%	15.9x	7.99x
				最低值		1.9	(20.0)	0.33x	10.8x	1.0%	6.3x	0.70x
10/15/2012	永业国际	吴子申先生、Full Alliance、摩根士丹利旗下亚洲私募股权基金、Lead Rich		75%	472.4	547.6	180.8	0.86x	2.6x	33.0%	2.7x	0.63x

来源：Capital IQ
注：NA表示信息不详
1: 目标公司隐含企业价值的计算基于公司宣布的股权交易价格和当时其他的公开信息
2: 相应计算基于交易宣布前过去12个月内的数据

基于2013年8月9日季报公布的2013年6月30日的5,069万股的总股数

草稿仅供讨论

可比新兴市场国家农化工行业交易

(除股价外，单位均为百万美元)

宣布日期	目标公司	收购方	标的公司国家	收购百分比	隐含企业价值（百万美元）	收入（百万美元）	EBITDA（百万美元）	隐含企业价值/营业收入	隐含企业价值/EBITDA	EBITDA利润率%	隐含股权价值/净利润	隐含股权价值/账面价值
控股权改变的交易												
02/06/2013	Rosier S.A.	Borealis AG	比利时	57%	98.9	376.8	9.9	0.26x	10.0x	2.6%	22.6x	1.01x
12/19/2012	Pace International, LLC	Valent BioSciences Corporation	美国	75%	86.7	NA	NA	NA	NA	NA	NA	NA
12/18/2012	Vale S.A., Araucária Nitrogenados Fertilizer Plant	Petróleo Brasileiro S.A. - Petrobras	巴西	100%	234.0	NA	NA	NA	NA	NA	NA	NA
12/07/2012	Bunge Limited, Fertilizer Business in Brazil	Yara International ASA	巴西	100%	750.0	NA	NA	NA	NA	NA	NA	NA
12/04/2012	Sree Ramcides Chemicals Pvt. Ltd.	SDS Biotech K.K.	印度	65%	26.4	19.3	0.4	1.37x	60.2x	2.3%	NM	3.62x
08/16/2012	Agritech Limited	Faysal Bank Limited; Askari Bank Limited; Soneri Bank Limited	巴基斯坦	80%	400.8	56.6	19.8	7.08x	20.2x	35.0%	NM	1.12x
07/23/2012	Avima (Pty) Ltd.	AGRO-SERVE (PROPRIETARY) LIMITED	南非	100%	9.5	14.2	NA	0.67x	NA	NA	NA	NA
06/26/2012	Landec Ag, LLC.	Incotec Holding North America, Inc.	美国	100%	0.6	4.2	NA	0.14x	NA	NA	NA	NA
06/18/2012	Zaklady Azotowe Pulawy Spolka Akcyjna	Synthos S.A	波兰	NA	465.5	1,121.4	228.6	0.42x	2.0x	20.4%	NA	NA
05/08/2012	K+S Nitrogen GmbH	Open Joint Stock Company Mineral and Chemical Company	德国	100%	181.9	1,503.0	NA	0.12x	NA	NA	NA	NA
12/13/2011	SIBUR-Mineral Fertilizers JSC	CJSC Holding Company Siberian Business Union	俄罗斯	100%	1,000.0	978.0	222.0	1.02x	4.5x	22.7%	NA	NA
07/26/2011	DVA Agro Brasil C.I.E.I.A. Ltda.	United Phosphorus Limited	巴西	51%	362.7	130.0	NA	2.79x	NA	NA	NA	NA
07/21/2011	S.C. Alcedo S.R.L.	Sumitomo Corporation	罗马尼亚	90%	84.7	67.8	NA	1.25x	NA	NA	NA	NA
06/20/2011	Carrs Fertilisers Limited	Origin Enterprises Plc	英国	100%	30.8	96.1	NA	0.32x	NA	NA	NA	NA
06/20/2011	COMPO GmbH & Co. KG	Triton	德国	100%	293.6	576.2	NA	0.51x	NA	NA	NA	NA
05/26/2011	International Mineral Technologies, LLC	Agrium Advanced Technologies, Inc.	美国	100%	44.0	60.0	NA	0.73x	NA	NA	NA	NA
05/10/2011	SDS Biotech K.K.	Idemitsu Kosan Co. Ltd.	日本	70%	166.0	142.6	21.6	1.16x	7.7x	15.1%	9.4x	2.18x
05/02/2011	Agrium Italia S.p.A.	Agrium Europe S.A.	西班牙	100%	27.0	200.0	NA	0.14x	NA	NA	NA	NA
04/11/2011	Antonio Fuentes Mendez S.A.U.	ICL Fertilizers Ltd.	西班牙	100%	289.1	163.3	NA	1.77x	NA	NA	NA	NA
03/17/2011	Cleancrop UK Limited	Silos (UK) Limited	英国	100%	65.3	113.1	NA	0.58x	NA	NA	NA	NA
03/10/2011	Rigby Taylor Ltd	Origin Enterprises Plc	英国	100%	16.4	36.4	NA	0.45x	NA	NA	NA	NA
					中位数	$121.5	$20.7	0.62x	8.8x	17.8%	16.0x	1.65x
					平均数	314.4	83.7	1.15x	17.4x	16.3%	16.0x	1.98x
其他交易												
04/16/2013	Plant Health Care	Quorum plc	英国	1%	76.6	7.8	(6.1)	9.89x	NM	(78.7)%	NM	6.08x
04/10/2013	Mangalore Chemicals & Fertilizers Limited	Adventz Investments and Holdings Limited	印度	8%	315.1	509.9	30.9	0.62x	10.2x	6.1%	7.8x	0.89x
01/24/2013	Liberty Phosphate Ltd.	Coromandel International Limited	印度	49%	72.8	76.4	10.0	0.95x	7.3x	13.1%	6.5x	2.52x
01/22/2013	Browns Investments PLC	Brown & Company PLC	美国	9%	83.9	21.2	0.4	3.96x	NM	NM	NM	0.79x
05/30/2011	Sabero Organics Gujarat Limited	Coromandel International Limited	印度	42%	139.2	91.5	9.4	1.52x	14.8x	10.3%	NM	NA
09/13/2012	MBAC Fertilizer Corp	B&A Mineracao S.A.	加拿大	12%	370.2	5.9	(20.7)	62.92x	NM	NM	NM	1.96x
05/23/2012	Azomures	Pelican Fertilizers GmbH	罗马尼亚	24%	329.0	486.1	NA	0.68x	NA	NA	3.3x	1.14x
03/27/2012	Olaines Kudra	Florabalt SIA Ltd.	拉脱维亚	5%	6.4	1.7	(0.2)	3.75x	NM	NM	NM	2.18x
11/25/2011	OJSC PhosAgro	Menoza Trading Limited	俄罗斯	0%	6,340.5	2,843.6	957.8	2.23x	6.6x	33.7%	9.8x	4.20x
06/30/2011	Stähler International GmbH & Co. KG	Cheminova A/S	德国	25%	50.6	145.1	NA	0.35x	NA	NA	NA	NA
06/22/2011	Vale Fertilizantes SA	Mineracao Naque S.A.	巴西	20%	8,822.0	1,931.0	414.0	4.57x	21.3x	21.4%	46.7x	2.25x
05/10/2011	Nufarm Limited	Sumitomo Chemical Co. Ltd.	澳大利亚	2%	1,994.3	2,302.2	198.6	0.87x	10.0x	8.6%	NM	0.88x
02/14/2011	Fumakilla Ltd.	S.T. Corporation	日本	NA	193.3	274.7	2.9	0.70x	66.5x	1.1%	NA	NA
					中位数	$145.1	$9.4	1.52x	10.2x	9.4%	7.8x	2.07x
					平均数	669.0	145.2	7.15x	19.5x	1.9%	14.8x	2.29x
					全部交易							
					中位数	$130.0	$10.0	0.87x	10.0x	11.7%	9.4x	2.07x
					平均数	463.1	123.5	3.67x	18.6x	8.1%	15.2x	2.20x
					最大值	2,843.6	957.8	62.92x	66.5x	35.0%	46.7x	6.08x
					最小值	1.7	(20.7)	0.12x	2.0x	(78.7)%	3.3x	0.79x
10/15/2012	永业国际	吴子申先生、Full Alliance、摩根士丹利旗下亚洲私募股权基金、Lead Rich		75%	472.4	547.6	180.8	0.86x	2.6x	33.0%	2.7x	0.63x

来源：Capital IQ
注：NA表示信息不详
1: 目标公司隐含企业价值的计算基于公司宣布的股权交易价格和当时其他的公开信息
2: 相应计算基于交易宣布前过去12个月内的数据

基于2013年8月9日季报公布的2013年6月30日的5,069万股的总股数

基准分析[1]

Size (LTM Revenue, millions)	
Sinofert Holdings Ltd.	$6,410.2
Yunnan Yuntianhua Co., Ltd.	$1,581.8
Nanjing Redsun Co. Ltd.	$1,180.9
Anhui Liuguo Chemical Co., Ltd.	$914.5
Stanley Fertilizer Co., Ltd.	$864.2
Chongqing JianFeng Chemical Co., Ltd	$570.0
Yongye International	$547.6
Liuzhou Chemical Industry Co., Ltd.	$418.2
Anhui Sierte Fertilizer Industry Co., Ltd.	$325.8
Migao Corporation	$282.5
Ko Yo Chemical Group Limited	$205.5
China Green Agriculture, Inc.	$204.4
Guangxi Hechi Chemical Co., Ltd.	$135.8

Size[2] (EV as of 08/28/2013, millions)	
Yunnan Yuntianhua Co., Ltd.	$3,910.7
Nanjing Redsun Co. Ltd.	$2,014.1
Sinofert Holdings Ltd.	$1,781.0
Anhui Liuguo Chemical Co., Ltd.	$896.6
Stanley Fertilizer Co., Ltd.	$880.0
Chongqing JianFeng Chemical Co., Ltd	$701.6
Ko Yo Chemical Group Limited	$567.0
Anhui Sierte Fertilizer Industry Co., Ltd.	$488.2
Yongye International	$441.0
Liuzhou Chemical Industry Co., Ltd.	$329.7
Guangxi Hechi Chemical Co., Ltd.	$246.8
Migao Corporation	$147.7
China Green Agriculture, Inc.	$31.3

Historical Growth (2-Fiscal Year Revenue)	
China Green Agriculture, Inc.	104.3%
Anhui Liuguo Chemical Co., Ltd.	47.5%
Yongye International	43.8%
Nanjing Redsun Co. Ltd.	37.3%
Stanley Fertilizer Co., Ltd.	32.0%
Chongqing JianFeng Chemical Co., Ltd	26.4%
Guangxi Hechi Chemical Co., Ltd.	23.8%
Anhui Sierte Fertilizer Industry Co., Ltd.	19.7%
Sinofert Holdings Ltd.	18.6%
Yunnan Yuntianhua Co., Ltd.	17.7%
Liuzhou Chemical Industry Co., Ltd.	16.2%
Migao Corporation	-2.8%
Ko Yo Chemical Group Limited	-6.1%

Historical Growth (1-Fiscal Year Revenue)	
Anhui Liuguo Chemical Co., Ltd.	77.3%
Chongqing JianFeng Chemical Co., Ltd	28.4%
Nanjing Redsun Co. Ltd.	23.9%
China Green Agriculture, Inc.	21.0%
Guangxi Hechi Chemical Co., Ltd.	20.3%
Yongye International	13.5%
Sinofert Holdings Ltd.	12.3%
Stanley Fertilizer Co., Ltd.	10.7%
Anhui Sierte Fertilizer Industry Co., Ltd.	7.9%
Liuzhou Chemical Industry Co., Ltd.	3.2%
Yunnan Yuntianhua Co., Ltd.	-2.2%
Ko Yo Chemical Group Limited	-6.6%
Migao Corporation	-25.6%

Historical Growth (2-Fiscal Year EBITDA)	
Nanjing Redsun Co. Ltd.	106.3%
China Green Agriculture, Inc.	49.3%
Yongye International	46.8%
Sinofert Holdings Ltd.	42.6%
Guangxi Hechi Chemical Co., Ltd.	36.7%
Anhui Sierte Fertilizer Industry Co., Ltd.	24.4%
Stanley Fertilizer Co., Ltd.	18.8%
Chongqing JianFeng Chemical Co., Ltd	15.9%
Anhui Liuguo Chemical Co., Ltd.	10.7%
Liuzhou Chemical Industry Co., Ltd.	6.2%
Yunnan Yuntianhua Co., Ltd.	-11.3%
Ko Yo Chemical Group Limited	-15.2%
Migao Corporation	NMF

Historical Growth (1-Fiscal Year EBITDA)	
Nanjing Redsun Co. Ltd.	104.7%
Chongqing JianFeng Chemical Co., Ltd	42.6%
China Green Agriculture, Inc.	21.1%
Yongye International	20.0%
Stanley Fertilizer Co., Ltd.	12.0%
Anhui Sierte Fertilizer Industry Co., Ltd.	11.8%
Sinofert Holdings Ltd.	11.2%
Liuzhou Chemical Industry Co., Ltd.	-8.1%
Guangxi Hechi Chemical Co., Ltd.	-13.7%
Anhui Liuguo Chemical Co., Ltd.	-25.5%
Yunnan Yuntianhua Co., Ltd.	-33.6%
Ko Yo Chemical Group Limited	-37.0%
Migao Corporation	NMF

Projected Growth (1-Fiscal Year Revenue)	
Yunnan Yuntianhua Co., Ltd.	245.9%
Anhui Sierte Fertilizer Industry Co., Ltd.	45.1%
Ko Yo Chemical Group Limited	38.9%
Yongye International	31.6%
Stanley Fertilizer Co., Ltd.	29.2%
Nanjing Redsun Co. Ltd.	25.7%
Anhui Liuguo Chemical Co., Ltd.	15.9%
Chongqing JianFeng Chemical Co., Ltd	15.8%
Liuzhou Chemical Industry Co., Ltd.	8.0%
Sinofert Holdings Ltd.	4.2%
Migao Corporation	-13.4%
Guangxi Hechi Chemical Co., Ltd.	NA
China Green Agriculture, Inc.	NA

Projected Growth (1-Fiscal Year EBITDA)	
Yunnan Yuntianhua Co., Ltd.	138.6%
Ko Yo Chemical Group Limited	77.9%
Anhui Sierte Fertilizer Industry Co., Ltd.	69.5%
Stanley Fertilizer Co., Ltd.	44.9%
Nanjing Redsun Co. Ltd.	30.1%
Yongye International	12.3%
Chongqing JianFeng Chemical Co., Ltd	-5.6%
Sinofert Holdings Ltd.	-11.5%
Liuzhou Chemical Industry Co., Ltd.	-14.8%
Migao Corporation	NMF
Anhui Liuguo Chemical Co., Ltd.	NA
China Green Agriculture, Inc.	NA
Guangxi Hechi Chemical Co., Ltd.	NA

注：
1.此基准分析中所涉及的公司没有一家和永业国际的情况完全相符
2.基于公开交易的普通股股价计算而得
以2013年8月28日的汇率转换为美元
LTM指的是截至2013年6月30日最近的12个月
NA指数据不详
NMF指数据无意义

基准分析[1]（续）

Profitability (LTM EBITDA to LTM Revenue)	
Yongye International	33.0%
China Green Agriculture, Inc.	31.0%
Ko Yo Chemical Group Limited	15.0%
Liuzhou Chemical Industry Co., Ltd.	14.7%
Yunnan Yuntianhua Co., Ltd.	12.3%
Chongqing JianFeng Chemical Co., Ltd	11.5%
Anhui Sierte Fertilizer Industry Co., Ltd.	11.5%
Nanjing Redsun Co. Ltd.	10.5%
Stanley Fertilizer Co., Ltd.	8.1%
Guangxi Hechi Chemical Co., Ltd.	7.8%
Anhui Liuguo Chemical Co., Ltd.	4.5%
Sinofert Holdings Ltd.	3.4%
Migao Corporation	-2.2%

Relative Depreciation (LTM Depreciation to LTM EBITDA)	
Guangxi Hechi Chemical Co., Ltd.	118.0%
Yunnan Yuntianhua Co., Ltd.	81.5%
Liuzhou Chemical Industry Co., Ltd.	73.2%
Anhui Liuguo Chemical Co., Ltd.	66.1%
Chongqing JianFeng Chemical Co., Ltd	57.8%
Ko Yo Chemical Group Limited	39.7%
Nanjing Redsun Co. Ltd.	29.8%
Sinofert Holdings Ltd.	28.5%
Anhui Sierte Fertilizer Industry Co., Ltd.	20.4%
China Green Agriculture, Inc.	17.9%
Stanley Fertilizer Co., Ltd.	10.3%
Yongye International	10.1%
Migao Corporation	NMF

Internal Investment (LTM Capex to LTM Revenue)	
Ko Yo Chemical Group Limited	48.4%
Chongqing JianFeng Chemical Co., Ltd	17.3%
Anhui Sierte Fertilizer Industry Co., Ltd.	16.2%
Yunnan Yuntianhua Co., Ltd.	15.5%
Stanley Fertilizer Co., Ltd.	11.1%
China Green Agriculture, Inc.	10.3%
Anhui Liuguo Chemical Co., Ltd.	8.8%
Guangxi Hechi Chemical Co., Ltd.	6.6%
Liuzhou Chemical Industry Co., Ltd.	5.1%
Nanjing Redsun Co. Ltd.	2.6%
Migao Corporation	1.7%
Sinofert Holdings Ltd.	1.0%
Yongye International	0.4%

Liquidity (Current Ratio as of 06/28/2013)	
China Green Agriculture, Inc.	4.1
Yongye International	3.5
Stanley Fertilizer Co., Ltd.	2.2
Migao Corporation	1.8
Chongqing JianFeng Chemical Co., Ltd	1.5
Anhui Sierte Fertilizer Industry Co., Ltd.	1.5
Sinofert Holdings Ltd.	1.3
Nanjing Redsun Co. Ltd.	1.0
Anhui Liuguo Chemical Co., Ltd.	0.9
Ko Yo Chemical Group Limited	0.9
Yunnan Yuntianhua Co., Ltd.	0.7
Guangxi Hechi Chemical Co., Ltd.	0.6
Liuzhou Chemical Industry Co., Ltd.	0.6

Leverage[2] (Debt to EV as of 08/28/2013)	
Migao Corporation	124.6%
Ko Yo Chemical Group Limited	100.3%
Yunnan Yuntianhua Co., Ltd.	75.8%
China Green Agriculture, Inc.	54.3%
Chongqing JianFeng Chemical Co., Ltd	52.0%
Sinofert Holdings Ltd.	39.7%
Anhui Liuguo Chemical Co., Ltd.	39.5%
Guangxi Hechi Chemical Co., Ltd.	27.3%
Yongye International	23.1%
Nanjing Redsun Co. Ltd.	22.9%
Anhui Sierte Fertilizer Industry Co., Ltd.	18.4%
Liuzhou Chemical Industry Co., Ltd.	15.6%
Stanley Fertilizer Co., Ltd.	3.7%

Account Receivable Turnover Days (LTM Period)	
Yongye International	187.2
Migao Corporation	143.9
China Green Agriculture, Inc.	132.1
Guangxi Hechi Chemical Co., Ltd.	53.1
Yunnan Yuntianhua Co., Ltd.	49.1
Liuzhou Chemical Industry Co., Ltd.	30.8
Nanjing Redsun Co. Ltd.	16.6
Anhui Liuguo Chemical Co., Ltd.	13.3
Anhui Sierte Fertilizer Industry Co., Ltd.	12.5
Sinofert Holdings Ltd.	5.2
Ko Yo Chemical Group Limited	3.6
Chongqing JianFeng Chemical Co., Ltd	0.1
Stanley Fertilizer Co., Ltd.	0.0

Inventory Turnover Days (LTM Period)	
Yongye International	171.5
China Green Agriculture, Inc.	137.0
Anhui Sierte Fertilizer Industry Co., Ltd.	135.5
Nanjing Redsun Co. Ltd.	121.5
Guangxi Hechi Chemical Co., Ltd.	110.3
Anhui Liuguo Chemical Co., Ltd.	109.4
Migao Corporation	108.8
Liuzhou Chemical Industry Co., Ltd.	102.0
Yunnan Yuntianhua Co., Ltd.	97.3
Stanley Fertilizer Co., Ltd.	79.1
Sinofert Holdings Ltd.	49.8
Chongqing JianFeng Chemical Co., Ltd	39.0
Ko Yo Chemical Group Limited	23.3

注：
1.此基准分析中所涉及的公司没有一家和永业国际的情况完全相符
2.基于公开交易的普通股股价计算而得
以2013年8月28日的汇率转换为美元
LTM指的是截至2013年6月30日最近的12个月；
NA指数据不详
NMF指数据无意义

中概股私有化交易收购价格变化分析

- 在近期26笔已完成中概股私有化交易中，12笔交易涉及报价变更；近期宣布的17笔正在进行中的中概股私有化交易中，已有3笔交易涉及报价变更
- 其中大部分报价变更都是报价增加，修改后报价相对最初报价平均提高了约7.3%[1]

中概股私有化交易收购价格变化分析[1]

宣布日期	私有化中概股公司	收购方	注册地	最初报价日期	最初报价（美元）	最终报价日期	最终报价（美元）	报价变化%	报价改变次数
进行中交易									
2/15/2013	昆明圣火药业(集团)有限公司	蓝桂华（董事长兼首席执行官）	特拉华州	2/13/2013	0.15	4/16/2013	0.16	6.7%	1
1/6/2012	经纬国际有限公司	杜建国（董事长兼首席执行官）	内华达州	1/6/2012	1.56	2/9/2012	2.20	41.0%	1
12/13/2011	WSP控股有限公司	朴龙华（董事长兼首席执行官），H.D.S. Investment LLC，UMW Holdings	开曼群岛	12/13/2011	3.00	2/21/2013	3.20	6.7%	1
已完成交易									
9/26/2012	7天连锁酒店集团	何伯权（联系董事长）、郑南雁（联系董事长），红杉资本，凯雷，英联	开曼群岛	9/26/2012	12.70	2/28/2013	13.80	8.7%	1
9/12/2012	三生制药	景操（董事长兼首席执行官），中信	开曼群岛	9/12/2012	15.00	4/22/2013	16.70	11.3%	2
8/13/2012	分众传媒控股有限公司	江南春（董事长兼首席执行官），光大，中信，方源资本，凯雷，复星	开曼群岛	8/13/2012	27.00	12/19/2012	27.50	1.9%	1
9/7/2012	思源经纪	陈良生（董事长兼首席执行官）	开曼群岛	9/7/2012	2.00	12/24/2012	2.05	2.5%	1
5/21/2012	宇信易诚科技有限公司	洪卫东（董事长兼首席执行官）	维京群岛	5/21/2012	3.80	8/13/2012	3.90	2.6%	1
2/24/2012	古杉环境能源有限公司	俞建秋（董事长兼首席执行官）	开曼群岛	2/24/2012	1.60	9/13/2012	1.65	3.2%	2
2/21/2012	北京千方科技集团	夏曙东（董事长兼首席执行官）及其他管理层，赛富	内华达州	2/21/2012	5.65	6/8/2012	5.80	2.7%	1
1/9/2012	普联软件有限公司	王虎（董事长），蔺国强（首席执行官）	维京群岛	1/9/2012	3.76	5/17/2012	4.15	10.4%	1
11/14/2011	国人通信有限公司	高英杰（董事长兼首席执行官），俞黎女士（财务总监），黄茵	开曼群岛	11/14/2011	3.10	1/12/2012	3.15	1.6%	1
3/25/2011	乐语中国控股有限公司	张阔（董事长）及其他管理层，ARC资本，PAG Asia，金卫医疗集团有限公司	开曼群岛	3/25/2011	7.10	5/11/2011	7.20	1.4%	1
11/11/2010	上海康鹏化学有限公司	杨建华（董事长兼首席执行官），春华资本	开曼群岛	11/11/2010	8.00	3/9/2011	8.10	1.3%	1
11/3/2010	傅氏科普威	傅利（董事长兼首席执行官）及其他管理层，鼎实资本	内华达州	11/3/2010	11.50	12/28/2011	9.50	(17.39%)	2

平均数	7.3%	1
中位数	2.9%	1

来源：Capital IQ，公司公开信息

注：

1. 报价变化%的平均数和中位数计算未包括傅氏科普威私有化交易数据